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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 25, 2001

                                 CELLPOINT INC.
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             (Exact Name of Registrant as Specified in Its Charter)


              Nevada                      0-25205                52-2032380
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  (State or Other Jurisdiction          (Commission          ( I.R.S. Employer
       of Incorporation)                File Number)         Identification No.)


3000 Hillswood Drive, Hillswood Business Park, Chertsey, Surrey KT16 ORS,England
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code: 011 44 1932 895 310
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         --------------------------------------------------------------
           Former name or former address, if changed since last report


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ITEM 5. OTHER EVENTS.

        On July 25, 2001, CellPoint Inc. ("CellPoint") and Castle Creek Technology Partners LLC ("Castle Creek") entered into a Note Purchase, Modification and Forebearance Agreement, pursuant to which CellPoint has agreed to purchase the remaining $9.25 million principal amount in convertible notes currently held by Castle Creek. CellPoint is obligated to pay $3.0 million to Castle Creek by September 24, 2001 and $4.955 million by October 23, 2001 (of which $1.0 million was paid as a non-refundable deposit on July 25, 2001), plus all accrued and unpaid interest from the original issuance date through October 23, 2001 or, if earlier, the date of the purchase. As part of the transaction, CellPoint has issued to Castle Creek five-year warrants to purchase 500,000 shares of Common Stock, exercisable after one year, at an exercise price of $3.14 per share (subject to specified anti-dilution adjustment). The shares issuable upon exercise of such warrant are to be registered with the Securities and Exchange Commission. In addition, CellPoint has granted to Castle Creek a security interest in its assets, including its intellectual property. Castle Creek has agreed not to trade in the Company's stock effective July 25, 2001 until the note repurchase is completed, in consideration of which Castle Creek was paid $1.0 million as a non-refundable deposit against the final note purchase payment. The fixed conversion price of the notes was changed to $4.00 with no floating conversion price if the notes are purchased on a timely basis and CellPoint complies with all its other obligations to Castle Creek in all material respects. CellPoint also agreed to certain limitations on the terms of future debt and equity financings, which limitations would not apply to a financing that provided the proceeds for the final purchase of the notes. CellPoint has granted Castle Creek a full release of all claims and has agreed not to disparage Castle Creek; Castle Creek has agreed not to disparage CellPoint. The foregoing summary of the terms of the Note Purchase, Modification and Forebearance Agreement and warrants is qualified in its entirety by reference to the full text of the Agreement and warrants which are filed as exhibits to this Report on Form 8-K. On July 25, 2001, CellPoint issued a press release with respect to the foregoing and certain other matters which is also filed as an exhibit to this report on Form 8-K.

        On July 25, 2001, CellPoint announced its intention to sell its Unwire subsidiary. The Company has not yet entered into any commitments or a letter of intent with respect to such sale.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (a)      Financial Statements

                Not applicable.

       (b)      PRO FORMA Financial Statements

                Not applicable.


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       (c)      Exhibits

       Exhibit 4.1       Warrant issued to Castle Creek Technology Partners LLC

       Exhibit 10.1 Note Purchase, Modification and Forebearance Agreement, dated as of July 25, 2001, by and between CellPoint Inc. and Castle Creek Technology Partners LLC.

       Exhibit 99        Press Release issued by CellPoint Inc. on July 25,
                         2001.





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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     CELLPOINT INC.


                                                     By /s/ PETER HENRICSSON
                                                       ------------------------
                                                       Peter Henricsson
                                                       President


Date:  July 31, 2001